Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Dorsey Wright Momentum & Low Volatility ETF

First Trust Dorsey Wright Momentum & Value ETF

First Trust SMID Cap Rising Dividend Achievers ETF

First Trust Indxx Innovative Transaction & Process ETF

First Trust Nasdaq Artificial Intelligence and Robotics ETF

First Trust BuyWrite Income ETF

First Trust International Developed Capital Strength ETF

First Trust Nasdaq Bank ETF

First Trust Nasdaq Food & Beverage ETF

First Trust Nasdaq Oil & Gas ETF

First Trust Nasdaq Pharmaceuticals ETF

First Trust Nasdaq Semiconductor ETF

First Trust Nasdaq Transportation ETF

First Trust S-Network E-Commerce ETF

Developed International Equity Select ETF

Emerging Markets Equity Select ETF

Large Cap US Equity Select ETF

Mid Cap US Equity Select ETF

Small Cap US Equity Select ETF

US Equity Dividend Select ETF

First Trust S-Network Streaming & Gaming ETF

First Trust Indxx Medical Devices ETF

First Trust Dorsey Wright Dynamic Focus 5 ETF

First Trust Dorsey Wright Focus 5 ETF

First Trust Dorsey Wright International Focus 5 ETF

First Trust Dorsey Wright Momentum & Dividend ETF

First Trust NASDAQ Technology Dividend Index Fund

First Trust RBA American Industrial Renaissance® ETF

First Trust Rising Dividend Achievers ETF

First Trust S&P International Dividend Aristocrats ETF

Multi-Asset Diversified Income Index Fund

(each a “Fund” and collectively the “Funds”)

Supplement To each of the Fund’s Prospectus

May 24, 2022

Notwithstanding anything to the contrary in each Fund’s Prospectus, the “Market Risk” under the section entitled “Risks of Investing in the Fund – Principal Risks” in each Fund’s Prospectus is deleted in its entirety and replaced by the following disclosure:

MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Additionally, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Please Keep this Supplement with your Fund
Prospectus for Future Reference